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                                                                EXHIBIT 10(3)(b)

             AMENDMENT NO 2. TO AMENDED AND RESTATED LOAN AGREEMENT

          This Amendment No. 2 to Amended and Restated Loan Agreement dated as of January 30, 1998, ("Amendment") is entered into with reference to the Amended and Restated Loan Agreement dated as of July 17, 1997, by and among MGM Grand, Inc., a Delaware corporation ("Borrower"), MGM Grand Atlantic City, Inc., a New Jersey corporation ("Atlantic City"), as initial Co-Borrower, the Banks named therein, Societe Generale, The Bank of Nova Scotia, Bank of Scotland, Bankers Trust Company, CIBC Inc., Commerzbank AG, Los Angeles Branch, The Long-Term Credit Bank of Japan, Ltd., Los Angeles Agency, PNC Bank, National Association, and Wells Fargo Bank, N.A., as Managing Agents, Fleet Bank, N.A., as Co-Agent, and Bank of America National Trust and Savings Association, as Administrative Agent, as previously amended by an Amendment No. 1 thereto (the "Loan Agreement"). Pursuant to an Amendment No. 1 to the Loan Agreement, Borrower has among other things designated MGM Grand Detroit, LLC ("Detroit") as an additional Co-Borrower thereunder.

          The Administrative Agent, acting with the consent of the Requisite Banks in accordance with the terms of the Loan Agreement, Borrower, Atlantic City and Detroit hereby agree to amend the Loan Agreement as follows:

     1.   Definitions.  Capitalized terms used herein are used with the meanings
          -----------
set forth for those terms in the Loan Agreement. Section 1.1 of the Loan Agreement is hereby amended to add the following defined terms:

               "Collateral Event" means the occurrence of (a) any reduction in
                ----------------
     the credit rating assigned by S&P to any Pari Passu Notes (or, if S&P does not rate the Pari Passu Notes, its corporate rating of Borrower) to an unsecured credit rating which is below BBB- or (b) any reduction in the
                                                 --
     credit rating assigned by Moody's to any Pari Passu Notes (or, if Moody's does not rate the Pari Passu Notes, its corporate rating of Borrower) to an unsecured credit rating which is below Baa3.

               "Pari Passu Notes" means (a) Borrower's $300,000,000 6.75% Senior
                ----------------
     Collateralized Notes due 2005 to be issued pursuant to the Indenture dated as of February 2, 1998 between Borrower and PNC Bank, National Association, as Trustee, and (b) any other Indebtedness of Borrower of the type contemplated in Section 6.9(m).

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     2.   Section 2.14 - Collateral Release and Reattachment.  Section 2.14 of
          --------------------------------------------------
the Loan Agreement is hereby amended to read in full as follows:

     "Release of Collateral; Subsequent Reattachment of Collateral.
      ------------------------------------------------------------

          (a) Provided that no Default or Event of Default has then occurred and remains continuing, Borrower and the Co-Borrowers may in their sole discretion request that the Administrative Agent release the Liens created by the Collateral Documents in accordance with this Section if, as of the date of their request, the credit facilities governed by this Agreement have unsecured ratings of BBB- from S&P and Baa3 from Moody's and Borrower
          ---------                          ---
     concurrently delivers each of the documents described in this clause (a) to the Administrative Agent. In the event that either S&P or Moody's do not rate the credit facilities governed hereby, the corporate rating of Borrower issued by such rating agency shall be deemed the equivalent of a rating of this credit facility. Borrower and the Co-Borrowers shall submit any request under this Section in the form of a Certificate, in form and substance acceptable to the Administrative Agent, signed by a Senior Officer of Borrower and each Co-Borrower certifying that no Default or Event of Default exists and setting forth the ratings granted by S&P and Moody's, together with (i) a written consent to the release of Collateral executed by each Guarantor, (ii) letters addressed to the Administrative Agent from both Moody's and S&P indicating that, following the release of the Collateral Documents, both the Pari Passu Notes and the credit facilities governed by this Agreement will receive unsecured ratings of BBB- from S&P and Baa3 from Moody's and that such release will not result in a reduction in the credit ratings issued by either Moody's or S&P below the respective ratings in effect on February 2, 1998, and (iii) and such other supporting information as the Administrative Agent may request, including evidence reasonably satisfactory to the Administrative Agent that the creditors holding all Indebtedness of the type described in Section 6.9(m) shall concurrently release any Liens held by such creditors.

          (b) Promptly upon receipt of such a Certificate, the Administrative Agent shall provide a copy thereof to the Banks and, unless the Requisite Banks contest the accuracy thereof within five Banking Days, shall, concurrently with the release of any Liens incurred under Section 6.8(g),
     (i) execute and deliver to Borrower and its Subsidiaries reconveyances and releases of the Collateral Documents, and (ii) return to the Persons legally entitled thereto, all Collateral pledged thereunder, all at the sole expense of Borrower and the Co-Borrowers (a "Collateral Release"), provided that the Administrative Agent shall not be
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     obligated to effectuate a Collateral Release at any time when a Collateral
     Event exists.

          (c) A Collateral Release shall not constitute or be construed as a release (or to require the release) of the Subsidiary Guarantees or the Borrower Guaranty.

          (d) If following a Collateral Release, a Collateral Event occurs, Borrower and the Co-Borrowers shall, and shall cause each of their Restricted Subsidiaries to, promptly and in any event within thirty days following the occurrence of such Collateral Event and in any event not later than the granting of any Liens in such collateral to the Pari Passu Notes (but only if the Collateral Event is continuing), grant perfected Liens in substantially all of the Property of Borrower and its Restricted Subsidiaries to secure the Obligations, provided that Borrower and its
                                             --------
     Restricted Subsidiaries shall not be obligated to provide Liens in any Property to the extent that Gaming Laws prohibit the granting of Liens in such Property to the Administrative Agent and the Pari Passu Notes unless and until all required approvals of Gaming Boards thereto are obtained. In such event, Borrower shall, and shall cause each Restricted Subsidiary to, use its best efforts to obtain all necessary consents from the applicable Gaming Boards to grant a perfected Lien on such Property securing the Obligations and, upon receipt of all consents needed to grant such a perfected Lien, shall promptly take all action (or cause the Restricted Subsidiaries to take all action) reasonably necessary (including without limitation execution and delivery of Collateral Documents) in order to grant and perfect such a Lien. The Liens granted pursuant to this clause
     (d) shall be (i) equal, ratable and pari passu with any Liens securing the Pari Passu Notes, (ii) granted concurrently with the granting of any Liens in favor of the Pari Passu Notes, and (iii) granted pursuant to instruments, documents and agreements which are reasonably acceptable to the Administrative Agent and no less favorable to the Administrative Agent and the other Creditors than those granted to the Pari Passu Notes. In connection with the granting of any such Liens, Borrower and its Restricted Subsidiaries shall provide to the Administrative Agent (y) policies of title insurance on customary terms and conditions, to the extent that policies of title insurance on the corresponding Property are provided to the holders of the Pari Passu Notes (and in an insured amount that bears the same proportion to the principal amount of the Commitment as the insured amount in the policies provided to the holders of the Pari Passu Notes bears to the aggregate amount of the Pari Passu Notes), and (z) legal opinions and other assurances as the Administrative Agent may reasonably request."

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     3.   Section 6.8 - Negative Pledge.  Section 6.8(g) of the Loan Agreement
          -----------------------------
is hereby amended to read in full as follows:

          "(g) Until a Collateral Release occurs, or if a Collateral Event occurs, Liens securing pari passu Indebtedness described in Section 6.9(m)
                            ---- -----
     in an aggregate principal amount which does not exceed $500,000,000 at any time (plus interest, fees, premium, indemnities, expenses and other amounts which are not principal relating or payable with respect to such principal amount), on collateral which is not, as of any date of determination, more extensive than the collateral encumbered by the Collateral Documents, and Negative Pledges which are not more extensive than the Negative Pledge contained in this Section relating to such pari passu Indebtedness, and
                                                ---- -----
     which in any event allow the Liens in favor of the Administrative Agent and the other Creditors contemplated herein;"

     4.   Section 6.9 - Permitted Indebtedness.  Section 6.9(m) of the Loan
          ------------------------------------
Agreement is hereby amended to read in full as follows:

          "(m)    Other senior Indebtedness of Borrower incurred when no Default or Event of Default has occurred and remains continuing which is pari passu
                                                                      ---- -----
     to the Obligations (and guarantees thereof issued by the Guarantors which are not more extensive or favorable to the holders thereof than the Subsidiary Guarantees) in priority of payment in any insolvency case involving Borrower or the Guarantors, provided that Borrower and the Co-
                                           --------
     Borrowers shall not incur any Indebtedness which results in the aggregate principal Indebtedness outstanding pursuant to this clause (m) being in excess of $500,000,000 at any time when (i) Borrower and the Co-Borrowers are not then entitled to request a Collateral Release pursuant to Section
     2.14 or (ii) a Collateral Event has occurred and is continuing and no Collateral Release has thereafter occurred. This clause (m) shall not be construed to require Borrower to repay any Indebtedness incurred under this clause (m) by reason of the later occurrence of any Collateral Event to the extent such Indebtedness was permitted hereunder when incurred."

     5.   Conditions Precedent.  The effectiveness of this Amendment shall be
          --------------------
conditioned upon the receipt by the Administrative Agent of the following:

          (a) Counterparts of this Amendment executed by Borrower, Atlantic City, Detroit, and the Administrative Agent, acting on behalf of the Banks;

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          (b) Written consents to the execution, delivery and performance hereof from the Requisite Banks; and

          (c) Written consents to the execution, delivery and performance hereof from each of the Guarantors.

     6.   Representation and Warranty. Borrower and each Co-Borrower represent
          ---------------------------
and warrant to the Administrative Agent and the Banks that no Default or Event of Default has occurred and remains continuing.

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     7.   Confirmation.  In all other respects, the terms of the Loan Agreement
          ------------
and the other Loan Documents are hereby confirmed.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                    MGM GRAND, INC., a Delaware corporation

                        /s/ Scott Langsner
                    By: ______________________________________
                         Scott Langsner, Secretary and Treasurer

                    MGM GRAND ATLANTIC CITY, INC., a New Jersey corporation

                        /s/ Scott Langsner
                    By: ______________________________________
                         Scott Langsner, Secretary and Treasurer

                    MGM GRAND DETROIT, LLC, a Delaware limited liability company

                        /s/ Scott Langsner
                    By: ______________________________________
                        Scott Langsner, Secretary and Treasurer


                    BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Administrative Agent

                        /s/ Janice Hammond
                    By: _______________________________________
                        Janice Hammond, Vice President

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                                CONSENT OF BANK

          This Consent of Bank is delivered with reference to the Amended and Restated Loan Agreement dated as of July 17, 1997, among MGM Grand, Inc., a Delaware corporation ("Borrower"), MGM Grand Atlantic City, Inc., a New Jersey corporation ("Atlantic City"), as initial Co-Borrower, the Banks named therein, Societe Generale, The Bank of Nova Scotia, Bank of Scotland, Bankers Trust Company, CIBC Inc., Commerzbank AG, Los Angeles Branch, The Long-Term Credit Bank of Japan, Ltd., Los Angeles Agency, PNC Bank, National Association, and Wells Fargo Bank, N.A., as Managing Agents, Fleet Bank, N.A., as Co-Agent, and Bank of America National Trust and Savings Association, as Administrative Agent. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

          The undersigned Bank hereby consents to the execution, delivery and performance of the proposed Amendment No. 2 to Loan Agreement by the Administrative Agent on behalf of the Banks, substantially in the form presented to the undersigned as a draft.



______________________________
[Typed/Printed Name of Bank]

By: __________________________

Title: _________________________

Date: _________________________

                                      -7-
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                             CONSENT OF GUARANTORS

          This Consent of Guarantors is delivered with reference to the Amended and Restated Loan Agreement dated as of July 17, 1997, among MGM Grand, Inc., a Delaware corporation ("Borrower"), MGM Grand Atlantic City, Inc., a New Jersey corporation ("Atlantic City"), as initial Co-Borrower, the Banks named therein, Societe Generale, The Bank of Nova Scotia, Bank of Scotland, Bankers Trust Company, CIBC Inc., Commerzbank AG, Los Angeles Branch, The Long-Term Credit Bank of Japan, Ltd., Los Angeles Agency, PNC Bank, National Association, and Wells Fargo Bank, N.A., as Managing Agents, Fleet Bank, N.A., as Co-Agent, and Bank of America National Trust and Savings Association, as Administrative Agent. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

          The undersigned hereby consents to the execution delivery and performance of the foregoing Amendment No. 2 to Loan Agreement, and agree to take any and all actions necessary or reasonably requested to cause the Borrower and the Co-Borrowers to remain in compliance with the terms thereof.

MGM GRAND HOTEL, INC.
MGM GRAND MOVIEWORLD, INC.
GRAND LAUNDRY, INC.
MGM GRAND MONORAIL, INC.
MGM DIST., INC.
DESTRON, INC.
DESTRON MARKETING, INC.
MGM GRAND MERCHANDISING, INC.
MGMG TRADING CO.
MGM GRAND DEVELOPMENT, INC.
MGM GRAND DETROIT, INC.



By: ________________________________
Scott Langsner, Authorized Signatory

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